Quarterly Holdings Report
for

Fidelity® Latin America Fund

July 31, 2019

LAF-QTLY-0919
1.804841.115

Schedule of Investments July 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 77.1%
	Shares	Value
Argentina - 1.3%
Bolsas y Mercados Argentinos SA	875,063	$7,428,650
Brazil - 50.0%
Atacadao Distribuicao Comercio e Industria Ltda	1,737,548	10,658,351
Azul SA sponsored ADR (a)	732,766	29,823,576
BTG Pactual Participations Ltd. unit	1,419,761	22,231,954
Companhia de Locacao das Americas	1,777,685	23,290,382
CVC Brasil Operadora e Agencia de Viagens SA	929,956	12,395,839
Estacio Participacoes SA	2,147,494	19,300,914
Hapvida Participacoes e Investimentos SA (b)	2,300,641	25,198,631
IRB Brasil Resseguros SA	660,857	16,450,644
Lojas Renner SA	1,594,814	19,833,053
Notre Dame Intermedica Participacoes SA	1,046,652	11,984,931
Qualicorp Consultoria E Corret	3,538,060	20,599,707
Rumo SA (a)	2,847,841	16,357,167
Ser Educacional SA (b)	2,338,972	16,143,310
Sul America SA unit	1,237,895	13,629,868
Suzano Papel e Celulose SA	2,209,828	17,759,227
Vale SA	542,567	7,081,442

TOTAL BRAZIL		282,738,996

Cayman Islands - 2.1%
PagSeguro Digital Ltd. (a)	274,933	11,954,087
Mexico - 16.2%
Banco del Bajio SA (b)	7,777,603	14,630,883
Credito Real S.A.B. de CV	14,635,664	16,931,585
Genomma Lab Internacional SA de CV (a)	17,868,479	16,298,533
Grupo Aeroportuario Norte S.A.B. de CV	1,262,422	7,773,970
Grupo Financiero Banorte S.A.B. de CV Series O	2,156,108	10,854,937
Qualitas Controladora S.A.B. de CV	4,768,593	14,855,391
Unifin Financiera SAPI de CV	4,768,717	10,207,437

TOTAL MEXICO		91,552,736

Panama - 1.9%
Intergroup Financial Services Corp.	248,403	10,432,926
United States of America - 5.6%
Afya Ltd.	798,608	23,095,743
First Cash Financial Services, Inc.	83,105	8,363,687

TOTAL UNITED STATES OF AMERICA		31,459,430

TOTAL COMMON STOCKS
(Cost $347,304,052)		435,566,825

Nonconvertible Preferred Stocks - 22.8%
Brazil - 22.8%
Alpargatas SA (PN)	1,430,193	7,776,149
Itau Unibanco Holding SA	702,390	6,408,537
Itausa-Investimentos Itau SA (PN)	19,422,987	63,465,002
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	7,475,735	51,087,340
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $81,967,841)		128,737,028

Money Market Funds - 0.2%
Fidelity Cash Central Fund 2.43% (c)
(Cost $1,330,909)	1,330,643	1,330,909
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $430,602,802)		565,634,762
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(557,437)
NET ASSETS - 100%		$565,077,325

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $55,972,824 or 9.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,308
Fidelity Securities Lending Cash Central Fund	2,899
Total	$67,207

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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